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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated November 27, 1997, except for Notes 14 and 15, for which the date is January 12, 1998 relating to the financial statements and financial statement schedule of Artisan Components, Inc. which appears in Artisan Components, Inc.'s Form S-1 (File No. 333-50243).


                                            PricewaterhouseCoopers LLP

San Jose, California
October 21, 1999